                                                                  Exhibit 10.49

                                     AMENDMENT TO
                            SECURITIES PURCHASE AGREEMENT


     THIS AMENDMENT, dated as of June 11, 1999 (the "AGREEMENT"), to Securities Purchase Agreement, dated as of April 13, 1998 (the "PURCHASE AGREEMENT"), is entered into by and between NHancement Technologies Inc., a Delaware corporation (the "COMPANY"), with its headquarters located at 39420 Liberty Street, Suite 250, Fremont, California 94538, and each entity named on the signature pages hereto (each a "BUYER" and collectively, the "BUYERS").

                                   R E C I T A L S

     WHEREAS, the Company, together with AMRO International S.A. and The Endeavour Capital Fund S.A. (the "INITIAL SUBSCRIBERS"), previously entered into the Purchase Agreement, pursuant to the terms of which a total of $3,000,000 of Series A Convertible Preferred Stock, $0.01 par value per share, of the Company (the "CONVERTIBLE PREFERRED STOCK") was offered for sale to the Initial Subscribers.

     WHEREAS, a total of $1,250,000 of the Convertible Preferred Stock was acquired by the Initial Subscribers pursuant to the Purchase Agreement.

     WHEREAS, the Company and the Initial Subscribers agreed pursuant to the terms of that certain Payment and Termination Agreement, dated September 24, 1998, to terminate the obligation of the Initial Subscribers to purchase the remaining $1,750,000 of Convertible Preferred Stock (hereinafter referred to as the "ADDITIONAL PREFERRED STOCK") and to terminate the operation of certain other provisions of the Purchase Agreement.

     WHEREAS, the Company and the Initial Subscribers wish to reinstate the provisions of the Purchase Agreement, subject to the provisions of this Agreement, to provide for the sale to the Buyers of the Additional Preferred Stock, which will be convertible into shares of Common Stock, $0.01 par value per share, of the Company, upon the terms and subject to the conditions of such Convertible Preferred Stock.

     WHEREAS, each of the Initial Subscribers wishes to assign to the Buyers other than the Initial Subscribers (each, an "ASSIGNEE"), the Assigned Interests (as defined in Section 1.2 below), and each of the Assignees is willing to assume a portion of the Initial Subscribers' obligations with respect to the Assigned Interests, all on the terms and conditions hereinafter set forth.

     WHEREAS, the Company and the Buyers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, INTER ALIA, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), and/or
Section 4(2) of the 1933 Act.

     WHEREAS, the stockholders of the Company have approved of the sale of a total of $3,000,000 of Convertible Preferred Stock and the issuance of all shares of Common Stock issuable upon conversion thereof at a special meeting of the stockholders held on April 12, 1999.

NHancement Technologies Inc.
Amendment to Securities Purchase Agreement
Page 2


     WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

                                  A G R E E M E N T

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.    REINSTATEMENT OF PURCHASE AGREEMENT; ASSIGNMENT.

           1.1 REINSTATEMENT OF PURCHASE AGREEMENT. The terms and provisions of the Purchase Agreement are hereby reinstated, subject to the provisions contained in this Agreement.

           1.2   ASSIGNMENT.

                 1.2.1 Each of the Initial Subscribers hereby assigns to the Assignees (allocated as provided below) such Initial Subscriber's rights to acquire the Additional Preferred Stock in excess of the Additional Preferred Stock specified on such Initial Subscriber's signature page hereto and the related rights of the Initial Subscriber under the Transaction Agreements (as defined in the Purchase Agreement). The rights assigned pursuant to the immediately preceding sentence are referred to as the "Assigned Interests." The portion of the Assigned Interests allocated to each of the Assignees is based on the shares of the Additional Preferred Stock specified on such Assignee's signature page hereto.

                 1.2.2 In consideration of the aforesaid assignments by the Initial Subscribers, each of the Assignees is assuming the obligations to purchase the portion of the Additional Preferred Stock equal to the Additional Preferred Stock specified on such Assignee's signature page hereto and the related obligations under the Transaction Agreements.

                 1.2.3 The Company, by its execution of this Agreement, hereby consents to the assignment of the rights of the Initial Subscribers to the Assignees and the assumption by the Assignees of the obligations of the Initial Subscribers with respect to the Assigned Interests. In furtherance of the foregoing provisions of this Section 1.2, and not in limitation thereof, the Company acknowledges and agrees that (x) the Company will not look to either of the Initial Subscribers with respect to any obligations to purchase the Assigned Interests; and (y) all terms of the Transaction Agreements as may be relevant to the Additional Preferred Stock acquired by the Assignees pursuant to this Agreement, including, but not necessarily limited to, the provisions of Sections 5, 9, 10, 11 and 12 of the Purchase Agreement, shall be enforceable by each of the Assignees, to the extent of the interest assigned to and assumed by such Assignees as if they were Buyers named therein.

     2. PURCHASE AND SALE OF CONVERTIBLE PREFERRED STOCK. Each undersigned Buyer agrees to purchase from the Company the number of shares of Additional Preferred Stock, having the terms and conditions set forth in the Company's Certificate of Designations, as amended (the "CERTIFICATE OF DESIGNATIONS"). The purchase price per share for the Additional Preferred Stock shall be $100.00 and shall be payable in United States Dollars (the "PURCHASE PRICE").

NHancement Technologies Inc.
Amendment to Securities Purchase Agreement
Page 3


     3. CLOSING. The closing of the purchase and sale of the Additional Preferred Stock shall occur no later than June 14, 1999 (the "ADDITIONAL CLOSING DATE"). On or prior to such date, each Buyer shall deliver to the Escrow Agent, in immediately available good funds in United States Dollars, the Purchase Price per share for the Additional Preferred Stock. The Escrow Agent shall wire transfer to the Company, by no later than 3:00 p.m. eastern daylight time on the Additional Closing Date, the aggregate Purchase Price for the shares of Additional Preferred Stock, net of the fees described in this Section 3. On or prior to the Additional Closing Date, the Company shall deliver to the Escrow Agent certificates representing the shares of Additional Preferred Stock, which certificates shall be delivered by the Escrow Agent to the Buyers upon payment to the Company of the Purchase Price. The obligations of the Escrow Agent hereunder shall be governed by the Joint Escrow Instructions (the "JOINT ESCROW INSTRUCTIONS") attached to the Purchase Agreement as Annex II; provided that paragraph (a)(i) of such Joint Escrow Instructions is hereby amended and restated to read as follows:
"$150,000 in the aggregate, $25,000 of which shall be payable to David Diamond as a placement fee and the balance of which shall be payable to the placement agent(s) designated by the Company"; provided further that paragraph (b) is hereby deleted in its entirety. If the transaction fails to close by 2:00 p.m. eastern daylight time, on June 15, 1999, the Escrow Agent shall return the escrowed property to the persons delivering such property into escrow.

     4. AMENDMENT OF CERTIFICATE OF DESIGNATIONS. The Certificate of Designations shall be amended to incorporate the provisions described in Annex I to this Agreement.

     5. ISSUANCE OF WARRANTS. Promptly following the Additional Closing Date, for each $100,000 of Additional Preferred Stock purchased by a Buyer, the Company shall issue to such Buyer warrants ("WARRANTS") to purchase 10,000 shares of the Common Stock of the Company. The maximum aggregate number of shares Common Stock covered by the Warrants shall be 175,000 shares. The exercise price of a Warrant share shall be equal to 110% of the average closing bid price of the Common Stock of the Company for the five (5) trading days ending on the trading day immediately before the Additional Closing Date. The Warrants shall be exercisable until the third anniversary of the Additional Closing Date.

     6. REGISTRATION OF COMMON STOCK. The Company shall prepare and file with the SEC as soon as possible after the Additional Closing Date but no later than 45 days following the Additional Closing Date (the "REQUIRED FILING DATE"), either a Registration Statement on Form S-3 or an amendment to its existing Registration Statement on Form S-3, in either event registering for resale by the Buyers a sufficient number of shares of Common Stock for the Buyers to sell the shares of Common Stock received upon conversion of the shares of Additional Preferred Stock and in payment of dividends on the Additional Preferred Stock. Such Registration Statement will also include for resale shares of the Common Stock of the Company issuable upon exercise of the Warrants and the Additional Warrants (as such term is defined in Section 12 below). The shares of Common Stock issuable to the Buyers upon conversion of the Additional Preferred Stock or upon exercise of the Warrants shall be deemed to be "Registrable Securities" as such term is defined in the Registration Rights Agreement, dated as of April 13, 1998 (the "REGISTRATION RIGHTS AGREEMENT"). The Company shall use its best efforts to cause such Registration Statement to become effective with the SEC within the earlier of
(i) five (5) days after notice by the SEC that it may be declared effective or (ii) one hundred five (105) days following the Additional Closing Date
(the "REQUIRED EFFECTIVE DATE").   If the Registration Statement covering the
Registrable Securities is not filed with the SEC by the Required Filing Date or is not declared effective

NHancement Technologies Inc.
Amendment to Securities Purchase Agreement
Page 4


by the SEC by the Required Effective Date, then the Company shall pay to the Buyers the Periodic Amount(s) (as such term is defined in the Registration Rights Agreement) set forth in Section 2(b) of the Registration Rights Agreement, and for such purposes, the Purchase Price shall be deemed to be the Purchase Price of the Additional Preferred Stock contemplated by this Agreement.

     7. COMPANY REPRESENTATIONS. Except as set forth in Annex II to this Agreement, the Company hereby confirms as of the date hereof the truth and accuracy of the representations and warranties of the Company set forth in
Section 3 of the Purchase Agreement and, to the extent applicable, makes the same representations and warranties with respect to this Agreement.

     8.    BUYERS' REPRESENTATIONS.

           8.1 INITIAL SUBSCRIBERS. Each Initial Subscriber hereby confirms as of the date hereof the truth and accuracy of its representations and warranties as set forth in Section 2 of the Purchase Agreement and agrees to its covenants and acknowledgements contained in Section 4 of the Purchase Agreement. Without limiting the generality of the foregoing, each Initial Subscriber acknowledges that it has had the opportunity to obtain and to review the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1998, the Company's Quarterly Reports on Form 10-QSB for the quarters ended December 31, 1998 and March 31, 1999, the Company's Reports on Form 8-K since September 30, 1998, and the Company's Proxy Statement relating to its Special Meeting of Stockholders held on April 12, 1999 (collectively, the "SEC FILINGS").

           8.2 ASSIGNEES. Each Assignee represents and warrants to and covenants and agrees with the Initial Subscribers and the Company (which, upon its consent to the transactions contemplated by this Agreement, as evidenced by its signature to this Agreement, shall be a third party beneficiary of this Agreement), each of the representations, warranties, covenants and agreements set forth in Sections 2 and 4 of the Purchase Agreement, as if such representations, warranties, covenants and agreements were set forth herein in full and as if such Buyer were a Buyer named therein. In addition, and not in lieu thereof, each Buyer hereby further represents and warrants that such Buyer (x) has reviewed this Agreement, the Purchase Agreement, the Registration Rights Agreement, the Joint Escrow Instructions, the Certificate of Designations and the charter documents of the Company (collectively, the "TRANSACTION DOCUMENTS") and the SEC Filings,
(y) is not relying on any oral or written representations of either or both of the Initial Subscribers in connection with the transactions contemplated by the Purchase Agreement or this Agreement and (y) will look solely to the Company for the performance of the terms of the Transaction Documents.

     9. AGREEMENTS OF COMPANY. The Company hereby covenants and agrees with Buyers to effect a reverse stock split of the capital stock of the Company, resulting in a price per share of Common Stock of at least $1.50, in the event that the minimum bid price of the Company's Common Stock on the Nasdaq SmallCap Market System shall be less than $1.00 per share for a period of thirty (30) consecutive business days. The Company hereby further covenants and agrees with Buyers that if and only in the event that the Company's Common Stock is delisted from the Nasdaq SmallCap Market System, then during any period in which the shares of the Company's Common Stock are delisted the Conversion Price shall mean the lesser of the Fixed Conversion Price or the Market Conversion Price on the date the Conversion Rights are exercised, and the Conversion Price shall not be subject to a floor of $0.60. Capitalized terms used in the immediately preceding sentence shall have the respective meanings

NHancement Technologies Inc.
Amendment to Securities Purchase Agreement
Page 5


assigned to such terms in the Certificate of Designations. The Company shall file with the Secretary of State of the State of Delaware any amendments to its Certificate of Designations required to implement the provisions set forth in the immediately preceding sentence.

     10. AGREEMENT OF BUYERS. Buyers acknowledge and agree that, notwithstanding anything to the contrary contained in Section 4.f. of the Purchase Agreement, the Company may use the proceeds from the sale of the Additional Preferred Stock to make payments to Infotel Technologies Pte Ltd, a wholly-owned subsidiary of the Company incorporated in Singapore ("INFOTEL"), or to the former shareholders of Infotel.

     11.   TERMINATION OF CERTAIN COVENANTS.  The parties hereto agree that
Section 4.h. of the Purchase Agreement shall be deleted in its entirety and of no further force and effect. In addition, the parties hereto agree that, notwithstanding anything to the contrary contained in Section 4.j. of the Purchase Agreement, the sole remedy of Buyers thereunder shall be to require the Company to redeem any share of Unconverted Preferred Stock in an amount calculated in accordance with clause (y) thereof.

     12. REDEMPTION OF SHARES. Promptly following the Additional Closing Date, for each $87,500 of the Additional Preferred Stock purchased by a Buyer, the Company shall issue to such Buyer warrants (the "ADDITIONAL WARRANTS") to purchase 10,000 shares of the Common Stock of the Company. The Additional Warrants shall be exercisable only in the event of a redemption of shares of the Additional Preferred Stock held by such Buyer, pursuant to
Section 7 of the Certificate of Designations, which redemption shall be solely at the option of the Company. The maximum aggregate number of shares of Common Stock issuable upon exercise of the Additional Warrants shall be 200,000 in the event of a redemption of all shares of Additional Preferred Stock issued to the Buyers pursuant to this Agreement; in the event of a redemption of a lesser number of shares of Additional Preferred Stock, the number of shares exercisable under the Additional Warrants shall be reduced accordingly. The exercise price of an Additional Warrant share shall be equal to 110% of the average closing bid price of the Common Stock of the Company for the five (5) trading days ending on the trading day immediately before the Additional Closing Date. Such shares will be deemed to be "Registrable Securities" for purposes of the Registration Rights Agreement. The Additional Warrants shall be exercisable for a period commencing on the relevant redemption date and continuing through the third anniversary of such relevant redemption date.

     13. CONDITIONS TO CLOSING; DELIVERY OF LEGAL OPINION. The parties hereto acknowledge and agree that, notwithstanding anything to the contrary contained in the Purchase Agreement, their respective obligations under this Agreement are conditioned solely upon filing with the Delaware Secretary of State of the amendment to the Company's Certificate of Designations described in Annex II hereto. Tomlinson Zisko Morosoli & Maser LLP shall deliver to the Buyers, in care of the Escrow Agent, an opinion of counsel substantially in the form of its opinion letter dated April 13, 1998, dated the Additional Closing Date, which opinion shall also state that such filing has been accepted.

     14. JOINDER OF PARTIES TO TRANSACTION DOCUMENTS. By its signature hereon, each Buyer who is not an Initial Subscriber shall be deemed to become and be added as a party to the Purchase Agreement and the Registration Rights Agreement and shall be entitled to the benefits and subject to the obligations set forth in such agreements, as amended by this Agreement, as if such Buyer were a party named therein.

NHancement Technologies Inc.
Amendment to Securities Purchase Agreement
Page 6


     15. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions.

     16. COUNTERPARTS; DELIVERY. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     17. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

           (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

           (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

           (c) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

     Company:            NHancement Technologies Inc.
                         39420 Liberty Street, Suite 250
                         Fremont, CA  94538
                         Attn:  Chief Executive Officer
                         Telephone No.:  (510) 744-3333
                         Telecopier No.:  (510) 744-4003

     with a copy to:     Tomlinson Zisko Morosoli & Maser LLP
                         200 Page Mill Road, 2nd Floor
                         Palo Alto, CA  94306
                         Attn:  Cynthia M. Loe, Esq.
                         Telephone No.:  (650) 325-8666
                         Telecopier No.:  (650) 324-1808

NHancement Technologies Inc.
Amendment to Securities Purchase Agreement
Page 7


     Buyers: At the addresses set forth on the signature pages to this Agreement.

     with a copy to:     Krieger & Prager, Esqs.
                         319 Fifth Avenue
                         New York, NY  10016
                         Telephone No.:  (212) 689-3322
                         Telecopier No.:  (212) 213-2077

     Escrow Agent:       Krieger & Prager, Esqs.
                         319 Fifth Avenue
                         New York, NY  10016
                         Telephone No.:  (212) 689-3322
                         Telecopier No.:  (212) 213-2077

     18. EFFECT OF THIS AGREEMENT. From and after the date hereof, each of the terms used in the Transaction Documents which refers to a document amended by the terms of this Agreement, including but not limited to the Purchase Agreement, the Registration Rights Agreement and the Certificate of Designations, shall be deemed to refer to such document as amended hereby or as contemplated herein. Except to the extent (and limited to the extent) specifically amended hereby, all terms of the Transaction Documents are deemed to be in full force and effect and incorporated herein by reference as if set forth herein in full.

     19. COOPERATION OF BUYERS. Each Buyer agrees to cooperate fully with the Company in executing and delivering any consent or other instrument required to complete the transactions contemplated by this Agreement, including any consent required in connection with the filing of the amendment to the Company's Certificate of Designations described in Annex II hereto.

     20. DUE AUTHORIZATION. Each party hereto acknowledges and agrees that this Amendment has been duly and validly authorized, executed and delivered on behalf of such party and is a valid and binding agreement of such party enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.




                               [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF SHARES OF
ADDITIONAL PREFERRED STOCK
TO BE PURCHASED                                 7,000
                                            ----------

AGGREGATE PURCHASE PRICE OF
SUCH ADDITIONAL PREFERRED STOCK              $700,000
                                            ----------


                                SIGNATURE FOR ENTITIES

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf this 14th day of June, 1999.

c/o Endeavour Management Inc.
14/14 Divrei Chaim St.
Jerusalem,  94479
Israel                                  The Endeavour Capital Fund S.A.
----------------------------------      ----------------------------------
Address                                 Printed Name of Subscriber

Telecopier No.  972-2-582 4443          By:  /s/ Shmuli Margulies
                                           -------------------------------
                                           (Signature of Authorized Person)

B.V.I.                                  Shmuli Margulies-Director
----------------------------------      ----------------------------------
Jurisdiction of Incorporation           Printed Name and Title
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf.

NHANCEMENT TECHNOLOGIES INC.

By:  /s/ Douglas S. Zorn
   -------------------------------
Title:     President & CEO
      ----------------------------

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NUMBER OF SHARES OF
ADDITIONAL PREFERRED STOCK
TO BE PURCHASED                                  4,375
                                            ----------

AGGREGATE PURCHASE PRICE OF
SUCH ADDITIONAL PREFERRED STOCK               $437,500
                                            ----------

                                SIGNATURE FOR ENTITIES

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf this 14th day of June, 1999.


So Ultra Finance
Gross Munster Platz 26
Zurich Ch 8022
Switzerland                             Amro International S.A.
----------------------------------      ------------------------------------
Address                                 Printed Name of Subscriber

Telecopier No.  011 411 2625515         By: /s/ Hans V. Bachofen
                                           ---------------------------------
                                           (Signature of Authorized Person)

Panama                                  Hans V. Bachofen, Director-President
----------------------------------      ------------------------------------
Jurisdiction of Incorporation           Printed Name and Title
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf.

NHANCEMENT TECHNOLOGIES, INC.

By:  /s/ Douglas S. Zorn
   -------------------------------
Title:     President & CEO
      ----------------------------

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NUMBER OF SHARES OF
ADDITIONAL PREFERRED STOCK
TO BE PURCHASED                                  1,750
                                            ----------

AGGREGATE PURCHASE PRICE OF
SUCH ADDITIONAL PREFERRED STOCK               $175,000
                                            ----------

                                SIGNATURE FOR ENTITIES

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf this 14th day of June, 1999.


660 Madison Avenue
15th Floor
New York
NY 10021                                Olympia Partners LLC
----------------------------------      ----------------------------------
Address                                 Printed Name of Subscriber

Telecopier No.                       By: /s/ Seth Fireman
212-542-8212                            ----------------------------------
                                        (Signature of Authorized Person)

                                        Seth Fireman, Partner
----------------------------------      ----------------------------------
Jurisdiction of Incorporation           Printed Name and Title
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf.

NHANCEMENT TECHNOLOGIES, INC.

By:  /s/ Douglas S. Zorn
   -------------------------------
Title:     President & CEO
      ----------------------------

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NUMBER OF SHARES OF
ADDITIONAL PREFERRED STOCK
TO BE PURCHASED                                  2,375
                                            ----------

AGGREGATE PURCHASE PRICE OF
SUCH ADDITIONAL PREFERRED STOCK               $237,500
                                            ----------

                                SIGNATURE FOR ENTITIES

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf this 14th day of June, 1999.


Trident Chambers
Road Town
Tortola
British Virgin Islands                  Balmore Funds S.A.
----------------------------------      ----------------------------------
Address                                 Printed Name of Subscriber

Telecopier No.  011 411 201 4800     By: /s/ Francois Morax
                                        ----------------------------------
                                        (Signature of Authorized Person)

BVI                                     Francois Morax, Director
----------------------------------      ----------------------------------
Jurisdiction of Incorporation           Printed Name and Title
or Organization


As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf.

NHANCEMENT TECHNOLOGIES, INC.

By:  /s/ Douglas S. Zorn
   -------------------------------
Title:     President & CEO
      ----------------------------

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NUMBER OF SHARES OF
ADDITIONAL PREFERRED STOCK
TO BE PURCHASED                                  2,000
                                            ----------

AGGREGATE PURCHASE PRICE OF
SUCH ADDITIONAL PREFERRED STOCK               $200,000
                                            ----------

                                SIGNATURE FOR ENTITIES

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf this 14th day of June, 1999.


Landstrasse 163
9494 Furstentums
Vaduz
Liechtenstein                           Austost Anstalt Schaan
----------------------------------      ----------------------------------
Address                                 Printed Name of Subscriber

Telecopier No. 011 431 534 532 895   By: /s/ Thomas Hackl
                                        ----------------------------------
                                        (Signature of Authorized Person)

Liechtenstein                           Thomas Hackl, Director
----------------------------------      ----------------------------------
Jurisdiction of Incorporation           Printed Name and Title
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf.

NHANCEMENT TECHNOLOGIES, INC.

By:  /s/ Douglas S. Zorn
   -------------------------------
Title:     President & CEO
      ----------------------------